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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



     As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of the Tele-Communications, Inc. registration statement on Form S-4.


                                     Arthur Andersen LLP


Denver, Colorado,
  December 15, 1995.